Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
February 28, 1998



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.8068%



        Excess Protection Level
          3 Month Average   4.91%
          February, 1998   4.67%
          January, 1998   4.83%
          December, 1997   5.21%


        Cash Yield                                  16.74%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.24%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           15.07%


        Total Payment Rate                          12.54%


        Total Principal Balance                     $34,488,564,555.67


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,197,230,037.18